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                                                                   EXHIBIT T3B-4



                                     BYLAWS

                                       OF

                      TELEPHONE ENTERTAINMENT NETWORK, INC.

                            (A DELAWARE CORPORATION)

                           (NAME CHANGED 6/22/01 FROM
                   LEAP TELEPHONE ENTERTAINMENT NETWORK, INC.)

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                                TABLE OF CONTENTS

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ARTICLE I. OFFICES.......................................................................................      1

     Section 1.    Registered Office.....................................................................      1
     Section 2.    Other Offices.........................................................................      1

ARTICLE II. CORPORATE SEAL...............................................................................      1

     Section 3.    Corporate Seal........................................................................      1

ARTICLE III. STOCKHOLDERS' MEETINGS......................................................................      1

     Section 4.    Place Of Meetings.....................................................................      1
     Section 5.    Annual Meetings.......................................................................      1
     Section 6.    Special Meetings......................................................................      3
     Section 7.    Notice Of Meetings....................................................................      3
     Section 8.    Quorum................................................................................      4
     Section 9.    Adjournment And Notice Of Adjourned Meetings..........................................      4
     Section 10.   Voting Rights.........................................................................      4
     Section 11.   Joint Owners Of Stock.................................................................      5
     Section 12.   List Of Stockholders..................................................................      5
     Section 13.   Action Without Meeting................................................................      5
     Section 14.   Organization..........................................................................      5

ARTICLE IV. DIRECTORS....................................................................................      6

     Section 15.   Number And Term Of Office.............................................................      6
     Section 16.   Powers................................................................................      6
     Section 17.   Classes Of Directors..................................................................      6
     Section 18.   Vacancies.............................................................................      7
     Section 19.   Resignation...........................................................................      7
     Section 20.   Removal...............................................................................      7
     Section 21.   Meetings..............................................................................      7
            (a)    Annual Meetings.......................................................................      7
            (b)    Regular Meetings......................................................................      7
            (c)    Special Meetings......................................................................      7
            (d)    Telephone Meetings....................................................................      8
            (e)    Notice Of Meetings....................................................................      8
            (f)    Waiver Of Notice......................................................................      8
     Section 22.   Quorum And Voting.....................................................................      8
     Section 23.   Action Without Meeting................................................................      8
     Section 24.   Fees And Compensation.................................................................      9
     Section 25.   Committees............................................................................      9
            (a)    Executive Committee...................................................................      9
            (b)    Other Committees......................................................................      9
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            (c)    Term..................................................................................      9
            (d)    Meetings..............................................................................     10
     Section 26.   Organization..........................................................................     10

ARTICLE V. OFFICERS......................................................................................     10

     Section 27.   Officers Designated...................................................................     10
     Section 28.   Tenure And Duties Of Officers.........................................................     10
            (a)    General...............................................................................     10
            (b)    Duties of Chairman Of The Board Of Directors..........................................     11
            (c)    Duties Of President...................................................................     11
            (d)    Duties Of Vice Presidents.............................................................     11
            (e)    Duties Of Secretary...................................................................     11
            (f)    Duties Of Chief Financial Officer.....................................................     11
     Section 29.   Delegation Of Authority...............................................................     12
     Section 30.   Resignations..........................................................................     12
     Section 31.   Removal...............................................................................     12

ARTICLE VI. EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY TUE CORPORATION.........     12

     Section 32.   Execution Of Corporate Instruments....................................................     12
     Section 33.   Voting Of Securities Owned By The Corporation.........................................     13

ARTICLE VII. SHARES OF STOCK.............................................................................     13

     Section 34.   Form And Execution Of Certificates....................................................     13
     Section 35.   Lost Certificates.....................................................................     14
     Section 36.   Transfers.............................................................................     14
     Section 37.   Fixing Record Dates...................................................................     14
     Section 38.   Registered Stockholders...............................................................     14

ARTICLE VIII. OTHER SECURITIES OF THE CORPORATION........................................................     14

     Section 39.   Execution Of Other Securities.........................................................     14

ARTICLE IX. DIVIDENDS....................................................................................     15

     Section 40.   Declaration Of Dividends..............................................................     15
     Section 41.   Dividend Reserve......................................................................     15

ARTICLE X. FISCAL YEAR...................................................................................     15

     Section 42.   Fiscal Year...........................................................................     15
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ARTICLE XI. INDEMNIFICATION..............................................................................     16

     Section 43.   Indemnification Of Directors Executive Officers, Other Officers, Employees And
             Other Agents................................................................................     16
            (a)    Directors and Officers................................................................     16
            (b)    Employees and Other Agents............................................................     16
            (c)    Expenses..............................................................................     16
            (d)    Enforcement...........................................................................     16
            (e)    Non-Exclusivity Of Rights.............................................................     17
            (f)    Survival Of Rights....................................................................     17
            (g)    Insurance.............................................................................     17
            (h)    Amendments............................................................................     18
            (i)    Saving Clause.........................................................................     18
            (j)    Certain Definitions...................................................................     18

ARTICLE XII. NOTICES.....................................................................................     19

     Section 44.   Notices...............................................................................     19
            (a)    Notice To Stockholders................................................................     19
            (b)    Notice To Directors...................................................................     19
            (c)    Affidavit Of Mailing..................................................................     19
            (d)    Time Notices Deemed Given.............................................................     19
            (e)    Methods Of Notice.....................................................................     19
            (f)    Failure To Receive Notice.............................................................     19
            (g)    Notice To Person With Whom Communication Is Unlawful..................................     19
            (h)    Notice To Person With Undeliverable Address...........................................     20

ARTICLE XIII. AMENDMENTS.................................................................................     20

     Section 45.   Amendments............................................................................     20

ARTICLE XIV. LOANS TO OFFICERS...........................................................................     20

     Section 46.   Loans To Officers.....................................................................     20
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                                     BYLAWS

                      TELEPHONE ENTERTAINMENT NETWORK, INC.

                            (A DELAWARE CORPORATION)

                                   ARTICLE I.

                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.

         SECTION 2. OTHER OFFICES. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II.

                                 CORPORATE SEAL

         SECTION 3. CORPORATE SEAL. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE III.

                             STOCKHOLDERS' MEETINGS

         SECTION 4. PLACE OF MEETINGS. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

         SECTION 5. ANNUAL MEETINGS.

                  (a) The annual meeting of the stockholders of the corporation for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

                  (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder the stockholder must have given timely notice thereof

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in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth
(60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and
(v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

                  (c) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating

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to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each ease pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5, At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

                  (d) For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly flied by the corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the 1934 Act.

         SECTION 6. SPECIAL MEETINGS.

                  (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.

                  (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

         SECTION 7. NOTICE OF MEETINGS. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each

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stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

         SECTION 8. QUORUM. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the ejection of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

         SECTION 9. ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 10. VOTING RIGHTS. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date,

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as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

         SECTION 11. JOINT OWNERS OF STOCK. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

         SECTION 12. LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

         SECTION 13. ACTION WITHOUT MEETING.

                  (a) After the closing of the distribution of the Common Stock of the Company by the Company's sole stockholder (the "Distribution") pursuant to an effective registration statement under the 1934 Act, no action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

         SECTION 14. ORGANIZATION.

                  (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

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                  (b)      The Board of Directors of the corporation shall be
entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV.

                                    DIRECTORS

         SECTION 15. NUMBER AND TERM OF OFFICE. The authorized number of directors of the corporation shall be fixed by the Board of Directors from time to time. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

         SECTION 16. POWERS. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

         SECTION 17. CLASSES OF DIRECTORS. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the Distribution, the directors shall be divided into three classes designated as Class I, Class II and Class Ill, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the Distribution, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Distribution, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Distribution, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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         SECTION 18. VACANCIES. Unless otherwise provided in the Certificate of
Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

         SECTION 19. RESIGNATION. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

         SECTION 20. REMOVAL. Subject to the rights of the holders of any series of Preferred Stock, (a) no director shall be removed without cause, and (b) subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of voting stock of the corporation, entitled to vote at an election of directors.

         SECTION 21. MEETINGS.

                  (a) ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

                  (b) REGULAR MEETINGS. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

                  (c) SPECIAL MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place

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within or without the State of Delaware whenever called by the Chairman of the
Board, the President or any two of the directors.

                  (d) TELEPHONE MEETINGS. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  (e) NOTICE OF MEETINGS. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  (f) WAIVER OF NOTICE. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

         SECTION 22. QUORUM AND VOTING.

                  (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

                  (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

         SECTION 23. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, an action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 24. FEES AND COMPENSATION. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

         SECTION 25. COMMITTEES.

                  (a) EXECUTIVE COMMITTEE. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

                  (b) OTHER COMMITTEES. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

                  (c) TERM. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  (d) MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

         SECTION 26. ORGANIZATION. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V.

                                    OFFICERS

         SECTION 27. OFFICERS DESIGNATED. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

         SECTION 28. TENURE AND DUTIES OF OFFICERS.

                  (a) GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                  (b) DUTIES OF CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

                  (c) DUTIES OF PRESIDENT. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

                  (d) DUTIES OF VICE PRESIDENTS. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (e) DUTIES OF SECRETARY. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (f) DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time, The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         SECTION 29. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

         SECTION 30. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

         SECTION 31. REMOVAL. Any officer may be removed from office at any time, either with or without cause, by the affirmative vole of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI.

           EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES
                            OWNED BY TUE CORPORATION

         SECTION 32. EXECUTION OF CORPORATE INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

         Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiting the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

         All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

         Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         SECTION 33. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII.

                                 SHARES OF STOCK

         SECTION 34. FORM AND EXECUTION OF CERTIFICATES. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

         SECTION 35. LOST CERTIFICATES. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         SECTION 36. TRANSFERS.

                  (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

                  (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

         SECTION 37. FIXING RECORD DATES. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 38. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII.

                       OTHER SECURITIES OF THE CORPORATION

         SECTION 39. EXECUTION OF OTHER SECURITIES. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX.

                                    DIVIDENDS

         SECTION 40. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         SECTION 41. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X.

                                   FISCAL YEAR

         SECTION 42. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                   ARTICLE XI.

                                 INDEMNIFICATION

         SECTION 43. INDEMNIFICATION OF DIRECTORS EXECUTIVE OFFICERS, OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS.

                  (a) DIRECTORS AND OFFICERS. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

                  (b) EMPLOYEES AND OTHER AGENTS. The corporation shall have power to indemnify its employees and other agents as set forth in the Delaware General Corporation Law.

                  (c) EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

         Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

                  (d) ENFORCEMENT. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whale or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

                  (e) NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

                  (f) SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (g) INSURANCE. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

                  (h) AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                  (i) SAVING CLAUSE. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

                  (j) CERTAIN DEFINITIONS. For the purposes of this Bylaw, the following definitions shall apply:

                           (1)      The term "proceeding" shall be broadly
construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of; and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                           (2)      The term "expenses" shall be broadly
construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                           (3)      The term the "corporation" shall include, in
addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                           (4)      References to a "director," "executive
officer," "officer," "employee," or `agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                           (5)      References to "other enterprises" shall
include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII.

                                     NOTICES

         SECTION 44. NOTICES.

                  (a) NOTICE TO STOCKHOLDERS. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

                  (b) NOTICE TO DIRECTORS. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

                  (c) AFFIDAVIT OF MAILING. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

                  (d) TIME NOTICES DEEMED GIVEN. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

                  (e) METHODS OF NOTICE. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

                  (f) FAILURE TO RECEIVE NOTICE. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

                  (g) NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                  (h) NOTICE TO PERSON WITH UNDELIVERABLE ADDRESS. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XIII.

                                   AMENDMENTS

         SECTION 45. AMENDMENTS. Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock entitled to vote. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.

                                  ARTICLE XIV.

                                LOANS TO OFFICERS

         SECTION 46. LOANS TO OFFICERS. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                     BYLAWS
                                       OF
                            QUALCOMM PCS Mexico, Inc.

                                    ARTICLE I

                                     OFFICES

                  1. Principal Executive Offices. The principal executive office of the Corporation is hereby fixed and located at 6455 Lusk Boulevard, San Diego, California 92121. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change of location may be noted on the Bylaws by the Secretary opposite this section or this section may be amended to state the new location.

                  2. Other Offices. Other offices of the Corporation may be established by the Board of Directors at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

                  1. Place of Meetings. All meetings of shareholders shall be held at the principal executive office of the Corporation, at the place specified in the notice or at any other place within or without the State of California designated either by the Board of Directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

                  2. Annual Meetings. The annual meetings of shareholders shall be held on the second Tuesday of November of each year at 10:00 am. of said day; provided, however, that should said day fall on a legal holiday then any such annual meeting of shareholders shall be held at the same time and place on the next full business day thereafter ensuing. At annual meetings of shareholders, Directors shall be elected, reports of the affairs of the Corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

                  3. Special Meetings. Special meetings of shareholders may be called for the purposes of taking any action permitted by shareholders under the California General Corporations Law and the Articles of Incorporation at any time by the Chairman of the Board or the President, or by the Board of Directors, or by one (1) or more shareholders holding not less than ten percent (10%) of the shares entitled to vote at the meeting. Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the Chairman of the Board, President, vice-president or Secretary by any person or persons (other than the Board) entitled to call a special meeting of the shareholders, the officer shall cause notice to be given to shareholders entitled to vote at the meeting as set forth in Article II, Section 5 hereinbelow. In the event such notice has not been given within twenty (20) days after receipt of the request, the person or persons entitled to call the meeting may give the notice. No business other than that described in the notice of the meeting may be transacted at a special meeting of shareholders.

                  4. Adjourned Meetings. Any meeting of shareholders, whether or not a quorum is present or has been established, may be adjourned from time to time by the vote of a majority of the shares the holders of which are either present in person or represented by proxy. When any meeting of shareholders is adjourned for forty-five (45) days or more, or a new record date for the adjourned meeting is fixed, notice of the adjourned meeting shall be given as in the case of an original meeting as specified in Article II, Section 5 hereof. If a meeting of shareholders is adjourned for a total of less than forty-five (45) days, notice of the time and place of the adjourned meeting or the business to be transacted need not be given in the event the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

                  5. Notice and Waiver. Written notice of every meeting of shareholders shall be given to each shareholder entitled to vote at such meeting, either personally or by mail, telegram or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the Corporation or given by him to the Corporation for the purpose of notice. In the event any notice or report addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been fully given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the Corporation for a period of one (1) year from the date of the giving of the notice or report to any other shareholder. If no address appears on the books of the Corporation and a shareholder gives no address, notices shall be deemed to have been given to such shareholder if sent by mail, telegram or other means of written communication addressed to the place where the principal executive office of the Corporation is located, or if published at least once in a newspaper of general circulation in the County in which the principal executive office of the Corporation is located.

                  All notices shall be personally delivered, deposited in the mail, or sent by other means of written communication to each shareholder entitled thereto not less than ten (10) nor more than sixty (60) days before such meeting. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, assistant secretary or any transfer agent of the Corporation shall be prima facie evidence of the giving of the notice.

                  Except in special cases where other express provision is made by statute, notice of meetings shall contain the following information:

                           a.       The place, the date, and the hour of the
meeting;

                           b.       The general nature of the business to be
transacted or proposed, if any, including but not limited to actions with respect to the approval of (i) a contract or other transaction with an interested Director, (ii) the amendment of the Articles of Incorporation, (iii) a merger, exchange or sale of assets reorganization as defined by Section 181 of the California General Corporations Law, (iv) the voluntary dissolution of the corporation, or (v) a distribution and dissolution other than in accordance with the rights of outstanding preferred shares, if any;

                           c.       If Directors are to be elected, the names of
nominees intended at the time of the notice to be presented by management for election, if any; and

                           d.       In the case of an annual meeting, those
matters which the Board of Directors at the time of the mailing of the notice intends to present for action by the shareholders.

                  6. Validation of Meetings Held Without Proper Call or Notice. The transactions of any meeting of shareholders, however called and noticed, and wherever held, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if either before or after the meeting, each of the persons entitled to vote and not present in person or by proxy, or who though present has at the beginning of the meeting objected to the transaction of any business because the meeting was not lawfully called or convened or has objected to the consideration of particular matters of business required to have been included in the notice of the meeting but not so included, signs a written waiver of notice, a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  7. Quorum. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding a withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                  8. Action Without a Meeting. Except with respect to the election of Directors as hereinafter provided, any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice except as hereinafter set forth, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voted. In the event the consents of all shareholders entitled to vote have not been solicited in writing, notices shall be given in the manner as provided in Section 5 of Article II of these Bylaws as follows:

                           a.       At least ten (10) days before consummation
of the action authorized by shareholder approval, notice shall be given of shareholder approval of (i) a contract or other transaction with an interested Director, (ii) indemnification of an agent of the Corporation, (iii) a merger, exchange or sale of assets reorganization as defined in Section 181 of the California General Corporations Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

                           b.       Promptly with respect to any other corporate
action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing.

                  In the event the Board of Directors has not fixed a record date as provided in Section 1 of Article V of these Bylaws, for the determination of shareholders entitled to give such written consent, the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such action, whichever is later, and in the event no prior action by the Board has been taken the day on which the first written consent is given. All such written consents shall be filed with the Secretary of the Corporation.

                  Any shareholder giving a written consent, or the shareholder's proxyholders or a transferee of the shares or personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the Corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the Corporation.

                  Directors may be elected without a meeting by unanimous written consent of the persons who would be entitled to vote for the election of Directors; provided that in the event a vacancy on the Board of Directors exists and has not been filled by the Directors, a Director may be elected at any time without prior notice by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of Directors.

                  9. Elections of Director. In any election of Directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of Directors to be elected by such shares are elected. Elections for Directors need not be by ballot unless a shareholder demands election by ballot at the meeting and, before the voting begins.

                  Every shareholder entitled to vote at any election of Directors may cumulate such shareholder's votes and give one (1) candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided, however, that no shareholder shall be entitled to cumulate votes unless the name of each such candidate has been placed in nomination prior to the voting and a shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate such shareholder's votes.

                  10. Proxies. Every person entitled to vote shares shall have the right to do so in person or by one (1) or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Corporation. Any proxy executed is not revoked and continues in full force and effect until (i) a writing stating that the proxy is revoked or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted; provided that no proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specifies therein the length of time for which such proxy is to continue in force.

                  11. Inspectors of Election. In advance of any meeting of shareholders the Board may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any person so appointed fails to appear or refuses to act, the chairman of any meeting of shareholders may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall either be one (1) or three (3). If appointed at a meeting on the request of one
(1) or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one (1) or three (3) inspectors are to be appointed.

                  The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effectiveness of proxies, receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders, In the determination of the validity and effect of proxies, the dates contained on the forms of proxy shall presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

                  The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act, or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                   ARTICLE III

                                    DIRECTORS

                  1. Powers. Subject to the limitations of the Articles of Incorporation and of the California General Corporations Law as to action to be authorized or approved by the shareholders, the business and affairs of the Corporation shall be managed and all the corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person or persons provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, the Directors shall have the following powers;

                  First: To select and remove all the officers, agents and employees of the Corporation; prescribe such powers and duties for them as may not be inconsistent with law, with the Articles of Incorporation or these Bylaws; fix their compensation; and require from them security for faithful service.

                  Second: To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations thereof or not inconsistent with law, or the Articles of Incorporation or these Bylaws, as they may deem best.

                  Third: To change the principal executive office and the principal office for the transaction of business of the Corporation from one location to another as provided in Article I, Section 1 hereof; to fix and locate from time to time one (1) or more subsidiary offices of the Corporation within or without the State of California as provided in Article I, Section 2 hereof; to designate any place within or without the state for the holding of any meeting or meetings of shareholders; to adopt, make and use the corporate seal and to prescribe the forms of certificates of shares; and to alter the form of such seal and certificates from time to time as in their judgment they deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

                  Fourth: To authorize issuance of shares of the Corporation from time to time upon such terms as may be lawful in consideration of money paid, labor done, services actually rendered to the Corporation or for its benefit or in its formation or reorganization, debts or securities cancelled, and tangible or intangible property actually received either by the Corporation or any one of its wholly owned subsidiaries, if any, or as a share dividend or upon a stock split, reverse stock split, reclassification, conversion or exchange of shares for shares of another class or series of shares, but not in consideration of promissory notes of the purchaser (unless adequately secured by collateral other than the shares acquired, or pursuant to a stock purchase plan or agreement or stock option plan or agreement authorized by Section 408 of the California General Corporations Law) or future services.

                  Fifth: To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered thereof or in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

                  Sixth: By resolution adopted by a majority of the authorized number of Directors, to designate an executive committee and other committees, each consisting of two (2) or more Directors, to serve at the pleasure of the Board. Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee (other than the executive committee whose proceedings shall be governed by Section 17 of this
Article III of these Bylaws) may be regularly scheduled in advance and may be called at any time by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of the meetings of the Board shall govern. Any such committee, to the extent provided in a resolution of the Board, shall have all the authority of the Board, except with respect to:

                           i.       The approval of any action for which the
California General Corporations Law or the Articles of Incorporation also require shareholder approval;

                           ii.      The filling of vacancies on the Board of
Directors or on any committee;

                           iii.     The fixing of compensation of the Directors
for serving on the Board or on any committee;

                           iv.      The adoption, amendment or repeal of Bylaws;

                           v.       The amendment or repeal of army resolution
of the Board which by its express terms is not so amendable or repealable;

                           vi.      The declaration of a dividend, or the
authorization or ratification of the repurchase or redemption of shares, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; and

                           vii.     The appointment of other committees of the
Board or the members thereof.

                  2.       Number and Qualifications of Directors.

                           a.       The authorized number of Directors shall be
four (4) until changed by amendment of the Articles of Incorporation or by a Bylaw amending this section duly adopted as provided in subparagraph b below.

                           b.       This Article III, Section 2 of the Bylaws
and any amendment to the Articles of Incorporation affecting the number of authorized Directors may be adopted only by the vote or written consent of holders of the majority of the outstanding shares entitled to vote. Although the number of authorized Directors may be increased or decreased from time to time as provided herein, any proposal to reduce the number of Directors then authorized to a number below five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. Directors need not be shareholders of the Corporation.

                  3. Election and Term of Office. The Directors shall be elected at each annual meeting, but if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of shareholders held for that purpose. All Directors shall hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified, subject to the California General Corporations Law and the provisions of these Bylaws with respect to vacancies on the Board of Directors.

                  4. Vacancies. A vacancy in the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, an increase of the authorized number of Directors, or the failure of the shareholders at any annual or special meeting of shareholders at which any Director or Directors are to be elected to elect the full authorized number of Directors to be voted for at that meeting. The Board of Directors may declare vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony.

                  A vacancy or vacancies in the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected in an annual or special meeting of shareholders called for that purpose. A vacancy in the Board of Directors created by the removal of a Director may be filled only by the vote of the majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of the majority of the outstanding shares. The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote.

                  Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

                  5. Place of Meetings. All meetings of the Board of Directors shall be held at any place within or without California which has been designated in the notice of the meeting, or if not stated in the notice or if there is no notice, at any place designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation, meetings shall be held at the principal executive office of the Corporation.

                  6. Telephonic Meetings. The members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in the meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting.

                  7. Organization Meeting. Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting at the place of the annual meeting of shareholders or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers, and the transaction of other business.

                  8. Other Regular Meetings. The other regular meeting of the Board of Directors shall be held without call at 11:00 a.m. on the second Tuesday of February, May and August; provided however, should said day fall on a legal holiday, then the meeting shall be held at the same time on the next day thereafter ensuing which is a full business day.

                  9. Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any vice-president, the Secretary or any two (2) Directors.

                  10. Notice of Directors' Meetings. Call and notice of the annual organization meeting and other regular meetings of the Board of Directors are hereby dispensed with. Notice of the time and place of special meetings shall be personally delivered to each Director or communicated to each Director by telephone, telegraph or mail, charges prepaid, addressed to him at his address as is shown upon the records of the Corporation, or if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of Directors are regularly held. In the case notice is mailed, it shall be deposited in the United States mail at least ninety-six (96) hours prior to the time of the holding of the meeting. In the event notice is communicated by telegraph, it shall be delivered to the telegraph company at least forty-eight
(48) hours prior to the time of the holding of the meeting. In the event notice is delivered personally or communicated by telephone, it shall be so delivered or communicated at least forty-eight (48) hours prior to the time of the holding of a meeting.

                  A notice need not specify the purpose of any regular or special meeting of the Board of Directors. Whenever any Director has been absent from any meeting of the Board of Directors for which notice has not been dispensed with, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of such meeting was given to such Director.

                  11. Quorum. The presence at a meeting of the Board of Directors of a majority of the members of the Board of Directors shall constitute a quorum for the transaction of business; provided that such quorum shall at no time be less than one-third (1/3) of the authorized number of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of enough Directors to leave less than a quorum, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

                  12. Voting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one (1) or more Directors from voting, is required by law, by the Articles of Incorporation or by these Bylaws.

                  13. Validation of Meetings Held Without Proper Call or Notice. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum is initially present, and if, either before or after the meeting, each of the Directors not present or who though present has prior to the meeting or at its commencement protested the lack of proper notice to him signs a written waiver of notice, a consent to holding of such meeting or an approval of the minutes thereof. All such waivers, consents and approval shall be filed with the corporate records or made a part of the minutes of the meeting.

                  14. Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any Directors' meeting to meet again at another time or place. In the event a meeting of the Board of Directors is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

Otherwise, notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place is fixed and announced at the meeting so adjourned.

                  15. Unanimous Written Consent to Actions Taken. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all the members of the Board of Directors shall individually or collectively consent in writing to such action. Such consent or consents shall be filed with the minutes of the proceedings of the Board of Directors and shall have the same force and effect as a unanimous vote of the Directors.

                  16. Fees and Compensation. Directors and members of committees may receive such compensation. If any, for their services and such reimbursement for expenses as may be fixed or determined by resolution of the Board of Directors. Nothing herein shall be considered to preclude any Director from serving the Corporation in any other capacity, including as an officer, agent, employee or otherwise, and receiving compensation therefor.

                  17. Executive Committee. In the event the Board of Directors shall appoint an executive committee and shall not provide otherwise, regular meetings of the executive committee shall be held at such times as are determined by the Board or by such committee as appointed, and notice of such regular meetings is hereby dispensed with. Meetings of the executive committee shall be held at the place designated in the notice of the meeting, or if not stated in the notice or if there is no notice, at any place which has been designated from time to time by resolution of the executive committee or by written consent of all the members thereof, or in the absence of such designation, at the principal executive office of the Corporation. Special meetings of the executive committee may be called by the Chairman of the Board, the President, any vice-president who is a member of the executive committee, or any two (2) members thereof, upon written notice to the members of the executive committee of the time and place of such special meeting given in the manner and within the time provided for giving of notice to members of the Board of Directors of the time and place of special meetings thereof. Minutes shall be recorded of each meeting of the executive committee and kept in the book of minutes of the Corporation. Vacancies in the membership of the executive committee may be filled only by the Board of Directors. Only members of the Board of Directors shall serve as members of the executive committee. A majority of the authorized number of members of the executive committee shall constitute a quorum for the transaction of business. The provisions of this Article III of these Bylaws also apply to the executive committee and action by the executive committee, mutatis mutandis. The Board of Directors may designate one (1) or more Directors as alternate members of the executive committee, who may replace and act in the stead of any absent members at any meeting of such committee.

                                   ARTICLE IV

                                    OFFICERS

                  1. Officers. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer (who may be called the Treasurer). The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one (1) or more vice-presidents, one (1) or more assistant secretaries, one (1) or more assistant financial officers, and such other officers as may be appointed in accordance with the provisions of
Section 3 of this Article IV. Any number of offices may be held by the same person.

                  2. Election. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article IV, shall be chosen by the Board of Directors, and each shall hold his office until he shall resign or shall be removed by the Board of Directors or otherwise disqualified to serve, or his successor shall be elected and qualified.

                  3. Subordinate Officers. The Board of Directors may appoint, and may empower the Chairman of the Board or the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as the appointing authority may designate, subject to any limitations imposed by resolution of the Board of Directors.

                  4. Removal. Any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors (subject, in each case, to the rights, if any, of an officer under any contract of employment).

                  5. Resignation. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary of the Corporation, without prejudice however to the rights, if any, of the Corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  6. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

                  7. Chairman of the Board. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors and shareholders and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

                  8. President. Subject to such powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. In the absence of the Chairman of the Board, or if there be none, he shall preside at all meetings of the shareholders and the Board of Directors. He shall have the general powers and duties of management usually vested in the office of the President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

                  9. Vice-Presidents. In the absence or disability of the President, the vice-presidents, if there be any, in order of their rank as fixed by the Board of Directors, or, if not ranked, the vice-president designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The vice-presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

                  10. Secretary. The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office of the Corporation and such other place or places as the Board of Directors may order, a book of minutes of actions taken at all meetings of Directors, committees and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' and committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

                  The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

                  The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and the Board of Directors required by these Bylaws or by law to be given, and he shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

                  The Secretary shall keep at the principal executive office, and if the Corporation's principal executive office is not in California, at the Corporation's principal business office in California, the original or a copy of these Bylaws as amended to date.

                  11. Chief Financial Officer. The Chief Financial Officer (who may be called the Treasurer) shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, income, losses, changes in financial position, capital stock, retained earnings and shares.

                  The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and the Directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

                                    ARTICLE V

                                  MISCELLANEOUS

                  1. Record Date. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders, give consent to corporate action in writing without a meeting, receive any report, receive any dividend or other distribution or any allotment of rights, or exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, nor more than sixty (60) days prior to any other event for the purposes of which it is fixed. In the event the Board of Directors does not fix a record date, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the close of business on the business day next preceding the day on which notice is given, or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given; and the record date for determining shareholders for any other purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later. Only shareholders of record on the record date are entitled to notice of and to vote at any such meeting, give consent without a meeting, receive any report, receive a dividend, distribution or allotment of rights, or exercise the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date, except as otherwise provided in the Articles of Incorporation or these Bylaws. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. In the event such a meeting is adjourned for more than forty-five (45) days from the date set for the original meeting, the Board of Directors shall fix a new record date.

                  2. Director Inspection of Corporate Records. Every Director shall have the absolute right at any reasonable time to inspect all books of account, records and documents of every kind and to inspect the physical properties of the Corporation and all of its subsidiaries, both domestic and foreign. Inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

                  3. Shareholder Inspection of Corporate Records. The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board of this Corporation and all of its subsidiaries shall be open to inspection upon the written demand on the Corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to such holder's interest as a shareholder or as a holder of such voting trust certificate. Inspection by a shareholder or a holder of a voting trust certificate may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts.

                  A shareholder or shareholders who hold at least five percent (5%) in the aggregate of the outstanding voting shares of the Corporation, or hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the Corporation shall have the right, exercisable in person or by agent or attorney, to inspect and copy the record of shareholders' names and addresses and shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

                  Every shareholder shall have the absolute right to inspect at all reasonable times during office hours the original or a copy of these Bylaws as amended to date, at the Corporation's principal executive office, or if its principal executive office is not in California, then at its principal business office in California. In the event the principal executive office of the Corporation is outside California and the Corporation has no principal business office in California, it shall upon the written request of any shareholder furnish to such shareholder a copy of the Bylaws as amended to date.

                  4.       Annual and Financial Reports.

                           a.       The requirement for the sending of an annual
report to the shareholders, except upon proper request as set forth below, is hereby expressly waived.

                           b.       A shareholder or shareholders holding in the
aggregate at least five percent (5%) of the outstanding shares of any class of the Corporation may make a written request to the Corporation for an income statement of the Corporation for the three (3) month, six (6) month, or nine (9) month period of the current fiscal year ended not less than thirty (30) days prior to the date of the request and a balance sheet of the Corporation as of the end of such period, and in addition, if no annual report for the last fiscal year has been sent to shareholders, the annual report for the last fiscal year. The income statement, balance sheet, and if applicable the annual report, shall be delivered to the person making the request within thirty (30) days thereafter. In addition, the Corporation shall upon a written request of any shareholder mail to the shareholder a copy of the last annual, semiannual or quarterly income statement which it has prepared and a balance sheet as of the end of the period. The annual report, quarterly income statements and balance sheets and other financial statements referred to in this section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation, or the certificate of the Chief Financial Officer or any other officer authorized by the Board of Directors that such financial statements were prepared without audit from the books and records of the Corporation. A copy of any of such statements and reports shall be kept on file in the principal executive office of the Corporation for twelve (12) months and they shall be exhibited at all reasonable times to any shareholder demanding an examination of them or a copy shall be mailed to such shareholder.

                  5. Share Certificates. Every holder of shares in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman or Vice-Chairman of the Board or the President or any vice-president and by the Chief Financial Officer or any assistant financial officer or the Secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be a facsimile, provided that in such event at least one (1) signature, including that of any of the aforementioned officers or the Corporation's registrar or transfer agent, if any, shall be manually signed. In the event any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

                  There shall appear on certificates for shares of the Corporation the following facts if, and to the extent, applicable:

                           a.       The shares are subject to restrictions upon
transfer, including those imposed by the California Corporate Securities Law of 1968, the federal securities laws, any agreement between the Corporation and the issuee thereof, the Articles of Incorporation, these Bylaws or otherwise;

                           b.       The shares are assessable;

                           c.       The shares are not fully paid and the total
amount of the consideration to be paid therefor and the amount theretofore paid thereon;

                           d.       The shares are subject to a close
corporation voting agreement;

                           e.       The shares are subject to restrictions upon
voting rights contractually imposed by the Corporation;

                           f.       The shares are redeemable;

                           g.       The shares are convertible and the period
for conversion; and

                           h.       The shares are classified or a class of the
shares has two (2) or more series, and a statement setting forth the office or agency of the Corporation from which shareholders may obtain, upon request and without charge, a copy of a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof.

                  No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that the Board of Directors may authorize the issuance of a new share certificate in the place of any certificate theretofore issued by the Corporation and alleged to be lost, stolen or destroyed in the event that: (i) the request for the issuance of the new certificate is made within a reasonable time after the holder of the old certificate has notice of its loss, destruction or theft and prior to the receipt of notice by the Corporation that the old certificate has been acquired by a bona fide purchaser or holder in due course; and (ii) the holder of the old certificate files a sufficient indemnity bond with or provides other adequate security to the Corporation and satisfies any other reasonable requirements imposed by the Board. In the event of the issuance of a new certificate, the rights and liabilities of the Corporation and the holders of the old and new certificates shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code.

                  6. Representations of Shares of Other Corporations. The Chairman of the Board, the President or any vice-president, or the Chief Financial Officer, or any assistant financial officer, and the Secretary or any assistant secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized to do so by proxy or power of attorney duly executed by any of said officers.

                  7. Registrars and Transfer Agents. The Board of Directors may appoint one (1) or more registrars of transfers, which shall be incorporated banks or trust companies, either domestic or foreign, and one (1) or more transfer agents or transfer clerks, who shall be appointed at such times and places as the Board of Directors shall determine.

                  8. S Corporation Election. If this Corporation has elected to be taxed pursuant to the provisions of Subchapter S of the Internal Revenue Code of 1986 as amended, then the Corporation, any shareholder and any person to whom any of its shares are transferred shall not do any act or take any course of conduct which shall have the effect of terminating such election without the prior vote of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Corporation or the written consent of the persons entitled to vote such shares.

                  9. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors, and having been so determined, is subject to change from time to time as the Board of Directors shall determine.

                  10. Checks, Drafts and Other Instruments. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board of Directors.

                  11. Execution of Contracts and Instruments. The Board of Directors, except as these Bylaws may otherwise provide, may authorize one (1) or more officers or agents of the Corporation to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. Any instrument may also be executed on behalf of and in the name of the Corporation by the Chairman of the Board, the President, or any vice-president, and the Secretary or any assistant secretary, Chief Financial Officer or any assistant financial officer.

                  12. Construction and Definitions. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporations Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation, partnership and trust, as well as a natural person.

                  13. Indemnification and Liability Insurance. This Corporation shall indemnify any director (including any director who is also an officer of this Corporation) who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such director is or was an agent of this Corporation, against expenses, judgments, fines, settlements and other amounts incurred in connection with such proceeding to the fullest extent expressly permitted under Section 317 of the California Corporations Code. Further, pursuant to provisions in this Corporation is Articles of Incorporation, this Corporation may provide indemnification in excess of that expressly permitted by Section 317 for any agents (as defined in Section 317 of the California Corporations Code) of the Corporation for breach of duty to the Corporation or its stockholders to the fullest extent permitted by applicable law, as such law exists from time to time.

                                   ARTICLE VI

                                   AMENDMENTS

                  1. Power of Shareholders. New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the shares entitled to vote or by the written consent of shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation.

                  2. Power of Directors. Subject to the right of shareholders as provided in Section 1 of this Article VI to adopt, amend or repeal Bylaws, the Board of Directors may adopt, amend or repeal these Bylaws provided, however, that the Board of Directors may not adopt, amend or repeal a Bylaw changing the authorized number of Directors except for the purpose of fixing the exact number of Directors within the limits specified in Section 2 of
Article III of these Bylaws if said section provides for a variable number of Directors.

                       CERTIFICATE OF ASSISTANT SECRETARY

                  The undersigned does hereby certify that:

                  1. I am the duly elected and acting Assistant Secretary of QUALCOMM PCS MEXICO, Inc.; and

                  2. The foregoing Bylaws constitute the Bylaws of the Corporation as duly adopted on the date set forth below.

                  IN WITNESS WHEREOF, I have hereunto subscribed my name.

Dated: October 3, 1997

                                               _________________________________
                                               Incorporator

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